Exhibit 21

Subsidiaries of Radian Group Inc.

Radian Mortgage Guaranty Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Reinsurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian MI Services Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Enhance Financial Services Group Inc. (New York domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Guaranty Reinsurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Enhance Financial Services Group Inc.)
Enhance C-BASS Residual Finance Corporation (Delaware domiciled wholly owned subsidiary of Radian Guaranty
Reinsurance Inc.)
Residual Interest Investments LP (Delaware domiciled subsidiary owned 99.2% by Radian Guaranty Reinsurance
Inc. and 0.8% by Enhance C-BASS Residual Finance Corporation)
Radian Investor Surety Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Mortgage Assurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Insurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Guaranty Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Title Services Inc. (Delaware domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Title Insurance Inc. (Ohio domiciled wholly owned subsidiary of Radian Title Services Inc.)
Radian Settlement Services Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Title Services Inc.)
Radian Title Agency Of Texas (Texas domiciled wholly owned subsidiary of Radian Settlement Services Inc.)
Radian Escrow Services LLC (Delaware domiciled wholly owned subsidiary of Radian Settlement Services Inc.)
Benevida Settlement Services LLC (a Delaware domiciled subsidiary with Radian Title Services Inc. owning 51%)
Radian Mortgage Services Inc. (Delaware domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Lender Services LLC (Delaware domiciled wholly owned subsidiary of Radian Mortgage Services Inc.)
Radian Real Estate Services Inc. (Delaware domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Technology Services LLC (Delaware domiciled wholly owned subsidiary of Radian Real Estate Services Inc.)
Red Bell Real Estate, LLC (Delaware domiciled wholly owned subsidiary of Radian Real Estate Services Inc.)
Red Bell Real Estate, Inc. (California domiciled wholly owned subsidiary of Red Bell Real Estate, LLC)
Red Bell Ohio, LLC (Ohio domiciled wholly owned subsidiary of Red Bell Real Estate, LLC)
Independent Settlement Services, LLC (Pennsylvania domiciled wholly owned subsidiary of
Red Bell Real Estate, LLC)
Homegenius LLC (Delaware domiciled wholly owned subsidiary of Red Bell Real Estate, LLC)
Homegenius Real Estate of California Inc. (Delaware domiciled wholly owned subsidiary of
Homegenius LLC)
Homegenius Real Estate of Florida LLC (Delaware domiciled wholly owned subsidiary of
Homegenius LLC)
Homegenius Real Estate of Georgia LLC (Delaware domiciled wholly owned subsidiary of
Homegenius LLC)
Homegenius Real Estate of Illinois LLC (Delaware domiciled wholly owned subsidiary of
Homegenius LLC)
Homegenius Real Estate of North Carolina LLC (Delaware domiciled wholly owned subsidiary of
Homegenius LLC)
Homegenius Real Estate of Texas LLC (Delaware domiciled wholly owned subsidiary of
Homegenius LLC)
Radian Real Estate Management LLC (Delaware domiciled wholly owned subsidiary of Radian Real Estate Services Inc.)
Radian REM LLC (Utah domiciled wholly owned subsidiary of Radian Real Estate Management LLC)